UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/01/2006

Cambridge Display Technology, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51079

Delaware	13-4085264
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

c/o Cambridge Display Technology Limited
2020 Cambourne Business Park
Cambourne
CB23 6DW
(Address of principal executive offices, including zip code)

011 44 1954 713600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On December 1, 2006, Cambridge Display Technology Limited ("CDT"), a subsidiary of Cambridge Display Technology, Inc. (the "Company"), entered into a material agreement to invest $249,950 in Add-Vision, Inc. ("Add-Vision"), one of its licensees, in the form of a convertible loan note. The Company has a 42% voting interest and, on an "as-converted" basis, a 55% ownership interest in Add-Vision.

The foregoing summary of the material terms of the agreement referred to above is qualified in its entirety by reference to the text of the agreement, which is filed as an exhibit to this 8-K.

Item 9.01.    Financial Statements and Exhibits

Convertible promissory note dated December 1, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambridge Display Technology, Inc.

Date: December 06, 2006	By:	/s/ Michael Black
Michael Black
Vice President, Finance